Hartford Life Insurance Company Separate Account Eleven:

333-72042	PremierSolutions (Standard — Series A)

333-151805	Premier Innovations

Supplement Dated May 28, 2009 to your Prospectus

Supplement Dated May 28, 2009 to your Prospectus

Name Change

DWS Dreman High Return Equity Fund — Effective on or about June 1, 2009, the DWS Dreman High Return Equity Fund will be renamed the DWS Strategic Value Fund.  As a result of the change, all references in the prospectus to DWS Dreman High Return Equity Fund will be deleted and replaced with DWS Strategic Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE